Fees Summary	Sep. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.0
Total Fee Amount	19,468.38
Total Transaction Valuation	140,973,073.56
Total Offset Amount	141.53
Net Fee	$ 19,326.85